                                                                   EXHIBIT 99.1


DEBTOR:  AMERICAN CLASSIC VOYAGES CO.              CASE NUMBER:  01-10954 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached May Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
----------------------
Steve Moeller
Director, Accounting

DEBTOR:  AMERICAN CLASSIC VOYAGES CO.              CASE NUMBER:  01-10954 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to May Monthly Operating Report

28-Jun-02           Summary Of Bank And Investment Accounts        Attachment 1
2:46 PM                 American Classic Voyages Co
Summary                   Case No: 01-10954 (JCA)                     UNAUDITED
American Classic          For Month Of May, 2002
Voyages Co


                                                Balances
                                      -------------------------------       Receipts &         Bank
                                         Opening          Closing         Disbursements      Statements      Account
Account                               As Of 5/01/02     As Of 5/31/02       Included          Included      Reconciled
-------                               -------------     -------------     -------------      ----------     ----------

AMCV Deferred Compensation                    0.00               0.00        No -               No -          No -
Bank One                                                                     Account            Account       Account
Account # - 1590101554                                                       Closed             Closed        Closed

AMCV Dental Benefits                          0.00               0.00        No -               No -          No -
Chase (JP Morgan Chase & Co)                                                 Account            Account       Account
Account # - 002-2-426530                                                     Closed             Closed        Closed

AMCV Employee Stock Plan                      0.00               0.00        No -               No -          No -
LaSalle Bank                                                                 Account            Account       Account
Account # - 5800015140                                                       Closed             Closed        Closed

AMCV Insurance                                0.00               0.00        No -               No -          No -
LaSalle Bank                                                                 Account            Account       Account
Account # - 5800021411                                                       Closed             Closed        Closed

AMCV Medical Benefits                         0.00           5,020.40        Yes                No - Not      Yes
Chase (JP Morgan Chase & Co)                                                                    Concentration
Account # - 002-2-426522                                                                        Account

American Classic Voyages Co                   0.00               0.00        No -               No -          No -
Master Cash                                                                  Account            Account       Account
LaSalle Bank                                                                 Closed             Closed        Closed
Account # - 2355464

American Classic Voyages Co                   0.00               0.00        No -               No -          No -
Payroll                                                                      Account            Account       Account
LaSalle Bank                                                                 Closed             Closed        Closed
Account # - 2369368

American Classic Voyages Co                   0.00               0.00        No -               No -          No -
PAC                                                                          Account            Account       Account
LaSalle Bank                                                                 Closed             Closed        Closed
Account # - 2355882

American Classic Voyages Co           4,549,322.15      36,351,784.01        Yes                Yes           Yes
Investment Account
Credit Suisse Asset Management
Account # - 247003452

American Classic Voyages Co                   0.00               0.00        No -               No -          No -
Investment Account                                                           Account            Account       Account
Goldman Sachs & Co.                                                          Closed             Closed        Closed
Account # - 020-53613-2

American Classic Voyages Co                   0.00               0.00        No -               No -          No -
Investment Account                                                           Account            Account       Account
Merrill Lynch                                                                Closed             Closed        Closed
Account # - 318-3271750-7

American Classic Voyages Co                   0.00               0.00        No -               No -          No -
Investment Account                                                           Account            Account       Account
Conifer Securities                                                           Closed             Closed        Closed
Account # - 330-50683 1-8

28-Jun-02                    Receipts & Disbursements            Attachment 2-1
3:59 PM                     American Classic Voyages
R&D - Chase -                Case No: 01-10954 (JCA)                  UNAUDITED
AMCV Med Ben                         Chase
                             AMCV Medical Benefits
                            Account # - 002-2-426522
                              1 May 02 - 31 May 02


Opening Balance - 1 May 02
                                     0.00


Receipts

                                   152.93     From The Delta Queen Steamboat Company
                                              - Hibernia - DQ Master Cash Account (812-395-335)
                                 5,020.40     From United Healthcare (Reversal)
                                 --------


                                 5,173.33     Total Receipts


Disbursements

                                  (152.93)    To United Healthcare
                                 --------


                                  (152.93)    Total Disbursements

Closing Balance - 31 May 02
                                 5,020.40

28-Jun-02                    Receipts & Disbursements            Attachment 2-2
2:53 PM                      American Classic Voyages
R&D - Credit                  Case No: 01-10954 (JCA)                 UNAUDITED
Suisse Investment                Credit Suisse
Account                       Investment Account
                             Account # - 247003452
                              1 May 02 - 31 May 02


Opening Balance - 1 May 02
                                 4,549,322.15


Receipts

                                33,847,410.87             Sale Proceeds

                                     5,050.99             Interest Earned
                                -------------


                                33,852,461.86             Total Receipts


Disbursements

                                (2,050,000.00)            To The Delta Queen Steamboat Company -
                                                          Hibernia - DQ Master Cash Account (812-395-335)
                                -------------


                                (2,050,000.00)            Total Disbursements


Closing Balance - 31 May 02
                                36,351,784.01

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:19:40
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: MAY-02

currency USD
Company=10 (AMCV)


                                          PTD-Actual
                                          31-May-02
                                        ------------

Revenue
Gross Revenue                                   0.00
Allowances                                      0.00
                                        ------------
Net Revenue                                     0.00

Operating Expenses
Air                                             0.00
Hotel                                           0.00
Commissions                                     0.00
Onboard Expenses                                0.00
Passenger Expenses                              0.00
Vessel Expenses                                 0.00
Layup/Drydock Expense                           0.00
Vessel Insurance                                0.00
                                        ------------
Total Operating Expenses                        0.00

                                        ------------
Gross Profit                                    0.00

SG&A Expenses
General and Admin Expenses                351,027.10
Sales & Marketing                               0.00
Start-Up Costs                                  0.00
                                        ------------
Total SG&A Expenses                       351,027.10

                                        ------------
EBITDA                                   (351,027.10)

Depreciation                               13,928.82

                                        ------------
Operating Income                         (364,955.92)

Other Expense/(Income)
Interest Income                            (6,317.19)
Interest Expense                           21,683.13
Equity in Earnings for Sub             (7,819,454.62)
Reorganization expenses                   576,546.09
                                        ------------
Total Other Expense/(Income)            8,411,366.65

                                        ------------
Net Pretax Income/(Loss)               (8,776,322.57)

Income Tax Expense                              0.00

                                        ------------
Net Income/(Loss)                      (8,776,322.57)
                                        ============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:06
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: MAY-02

currency USD
Company=10 (AMCV)


                                            YTD-Actual                 YTD-Actual
                                             31-May-02                  19-Oct-01
                                          --------------             --------------

ASSETS

Cash and Equivalent                        36,351,783.16              10,343,248.25

Restricted Cash                                     0.00                       0.00

Marketable Securities                               0.00                     337.15

Accounts Receivable                         3,678,916.74               3,678,916.74

Inventories                                         0.00                       0.00

Prepaid Expenses                              126,493.48                       0.00

Other Current Assets                                0.00                       0.00

                                          --------------             --------------
Total Current Assets                       40,157,193.38              14,022,502.14


Fixed Assets                                4,979,716.68               4,979,716.68

Accumulated Depreciation                   (4,602,341.22)             (4,497,369.91)

                                          --------------             --------------
Net Fixed Assets                              377,375.46                 482,346.77


Net Goodwill                                   79,265.96                  81,420.64

Intercompany Due To/From                  236,656,664.11             265,726,906.60

Net Deferred Financing Fees                 3,251,377.18               3,408,954.89

Net Investment in Subsidiaries             28,407,072.75              48,551,297.73

Other Non Current Assets                            0.00                 109,986.54

                                          --------------             --------------
Total Other Assets                        268,394,380.00             317,878,566.40

                                          --------------             --------------
Total Assets                              308,928,948.84             332,383,415.31
                                          ==============             ==============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:06
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: MAY-02

currency USD
Company=10 (AMCV)


                                               YTD-Actual                 YTD-Actual
                                               31-May-02                   19-Oct-01
                                             --------------             --------------

LIABILITIES

Accounts Payable                                       0.00                       0.00

Accrued Liabilities                            1,650,228.36               1,089,864.63

Deposits                                               0.00                       0.00

                                             --------------             --------------
Total Current Liabilities                      1,650,228.36               1,089,864.63


Long Term Debt                                         0.00                       0.00

Other Long Term Liabilities                   (3,221,982.41)             (3,434,093.96)

                                             --------------             --------------
Total Liabilities                             (1,571,754.05)             (2,344,229.33)


OTHER

Liabilities Subject to Compromise            200,418,510.55             200,418,510.55

                                             --------------             --------------
Total Other                                  200,418,510.55             200,418,510.55


OWNER'S EQUITY

Common Stock                                     211,013.08                 211,013.08

Add'l Paid In Capital                        204,438,037.35             204,438,037.35

Current Net Income (Loss)                    (20,546,391.09)            (40,694,620.74)

Retained Earnings                            (74,020,467.00)            (29,645,295.60)

                                             --------------             --------------
Total Owner's Equity                         110,082,192.34             134,309,134.09

                                             --------------             --------------
Total Liabilities & Equity                   308,928,948.84             332,383,415.31
                                             ==============             ==============

American Classics                 ATTACHMENT 6                   01-10954 (JCA)
Voyages Co.                   Summary List of Due To/
                                Due From Accounts
                         For the Month Ended May 31, 2002


                                                                BEGINNING                                              ENDING
AFFILIATE NAME                               CASE NUMBER         BALANCE           DEBITS           CREDITS           BALANCE
AMCV Cruise Operations, Inc.                 01-10967         80,160,257.79     3,204,520.62    34,670,835.12      48,693,943.29
The Delta Queen Steamboat Co.                01-10970          6,324,564.18               --        22,302.71       6,302,261.47
DQSB II, Inc.                                01-10974             22,836.06               --               --          22,836.06
Great AQ Steamboat, L.L.C.                   01-10960        (22,408,601.79)        1,606.50               --     (22,406,995.29)
Great Pacific NW Cruise Line, L.L.C.         01-10977        (15,481,864.66)        3,410.46               --     (15,478,454.20)
Great River Cruise Line, L.L.C.              01-10963          6,701,911.57           897.51               --       6,702,809.08
Great Ocean Cruise Line, L.L.C.              01-10959        (29,630,103.62)       56,681.49               --     (29,573,422.13)
Cruise America Travel, Incorporated          01-10966            103,377.71               --               --         103,377.71
Delta Queen Coastal Voyages, L.L.C.          01-10964            934,299.38               --               --         934,299.38
Cape Cod Light, L.L.C.                       01-10962         (1,670,131.78)              --               --      (1,670,131.78)
Cape May Light, L.L.C.                       01-10961           (657,443.89)           72.92               --        (657,370.97)
Project America, Inc.                        N/A             (29,154,390.86)              --               --     (29,154,390.86)
Oceanic Ship Co.                             N/A              41,570,650.91               --         1,680.00      41,568,970.91
Project America Ship I, Inc.                 N/A               1,793,166.15               --               --       1,793,166.15
Project America Ship II, Inc.                N/A              27,241,846.63               --               --      27,241,846.63
Ocean Development Co.                        01-10972        206,379,952.56               --               --     206,379,952.56
Great Hawaiian Cruise Line, Inc.             01-10975          3,571,229.75               --               --       3,571,229.75
Great Hawaiian Properties Corporation        01-10971        (51,110,970.59)              --               --     (51,110,970.59)
American Hawaii Properties Corporation       01-10976          2,485,515.74               --               --       2,485,515.74
Great Independence Ship Co.                  01-10969         24,948,774.58               --               --      24,948,774.58
CAT II, Inc.                                 01-10968         15,959,416.62               --               --      15,959,416.62
                                                             --------------     ------------    -------------     --------------
                                                             268,084,292.44     3,267,189.50    34,694,817.83     236,656,664.11
                                                             ==============     ============    =============     ==============

                          American Classic Voyages Co.
                                 01-10954 (JCA)




                           Accounts Receivable Aging
                               As of May 31, 2002







                                  Attachment 7


                                 Not Applicable

                          American Classic Voyages Co.
                                 01-10954 (JCA)




                            Accounts Payable Detail
                               As of May 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  AMERICAN CLASSIC VOYAGES CO.              CASE NUMBER:  01-10954 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MAY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

3. The Debtor has ceased recording accruals for distributions on its Trust Preferred securities. Historically, these accruals for these distributions were charged to "interest expense and other financing costs."

4. Accounts Receivable represents pre-petition total hold-backs by Paymentech, Inc., the Debtor's credit card processing agent against pre-petition customer deposits. Detail for such hold-backs has not been received from Paymentech, Inc.

5. The cash proceeds of $33.8 million from sale of assets by some of the Debtors were received on May 31, 2002. The proceeds will be transferred to the appropriate Debtor after final calculation of all closing costs and declaration of the purchase price allocation by the purchaser.